                                                                   EXHIBIT 10.18


                              AMENDMENT NO. 4 TO

            POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST


          FOURTH AMENDMENT, dated as of April 14, 1998 (this "Amendment") to the Pooling and Servicing Agreement and Indenture of Trust, dated as of July 1, 1995, as amended by Amendment No. 1 thereto dated as of September 1, 1995, Amendment No. 2 thereto dated as of December 5, 1995, and Amendment No. 3 thereto dated as of October 14, 1997 (the "Agreement"), among AFG CREDIT CORPORATION, a Delaware corporation, as Transferor (the "Transferor"), AMERICAN FINANCE GROUP, INC., a Delaware corporation ("AFG"), as Servicer, and BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, as Trustee (in such capacity, the "Trustee") and as Collateral Trustee (in such capacity, the "Collateral Trustee").

          WHEREAS, the Transferor, AFG, the Trustee and the Collateral Trustee wish to amend the Agreement in the manner provided for in this Amendment.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. The definition of "Servicing Fee Percentage" in Section 1.1 of the Agreement is amended by deleting the definition in its entirety and replacing it with the following text:

               "Servicing Fee Percentage" shall mean .40%.

          2. Paragraph 1(d) of Schedule 3 to the Agreement is amended by deleting the text in its entirety and substituting in its place the following text:

               The sum of the Discounted Lease Balances of Included Leases with respect to which the Lessees thereunder are rated internally by AFG, on a cumulative basis, is not more than 40% of the Aggregate Pool Balance.

          3. Paragraph 2(a) of Schedule 3 to the Agreement is hereby amended by replacing the chart therein with the chart attached hereto as Exhibit I.

          4. Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement are and shall remain in full force and effect.

          5. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN

ACCORDANCE WITH SUCH LAWS, PROVIDED, HOWEVER, THAT THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRUSTEE AND THE COLLATERAL TRUSTEE SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          6. Capitalized terms used in this Amendment without definition shall have the meanings assigned to them in the Agreement.

          7. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.



               [THE REST OF THIS PAGE LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.


                                       AFG CREDIT CORPORATION,
                                        as Transferor



                                       By:  /s/ J. Michael Allgood
                                          --------------------------------------
                                       Title:  Vice President
                                             -----------------------------------

                                       AMERICAN FINANCE GROUP, INC.
                                        as Servicer



                                       By:  /s/ J. Michael Allgood
                                          --------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                       BANKERS TRUST COMPANY,
                                        as Trustee



                                       By:  /s/ Kevin Weeks
                                          --------------------------------------
                                       Title: Assistant Vice President
                                             -----------------------------------


                                       BANKERS TRUST COMPANY,
                                        as Collateral Trustee



                                       By:  /s/ Kevin Weeks
                                          --------------------------------------
                                       Title: Assistant Vice President
                                             -----------------------------------

                                   EXHIBIT I

--------------------------------------------------------------------------------------
                                                 Percentage of Aggregate
Category                                              Pool Balance
--------------------------------------------------------------------------------------
1.   Included Leases of any individual           Based on External   Based on Internal
     Lessee that are rated AA- or higher         Ratings             Ratings
     by Standard & Poor's and Aa3 or
     higher by Moody's
                                                      20%                   7%
--------------------------------------------------------------------------------------
2.   Included Leases of any individual           Based on External   Based on Internal
     Lessee that are rated between               Ratings             Ratings
     investment grade and (i) AA- by
     Standard & Poor's and (ii) Aa3 by
     Moody's
                                                       9%                   7%
--------------------------------------------------------------------------------------
3.   Included Leases of any individual           Based on External   Based on Internal
     Lessee that are not rated investment        Ratings             Ratings
     grade by Moody's and Standard & Poor's
                                                       3%                   3%
--------------------------------------------------------------------------------------
4.   Included Leases of all Lessees that
     operate in the same industry*
                                                               40%
--------------------------------------------------------------------------------------
5.   Included Leases that relate to the same
     type of Equipment**
                                                               40%
--------------------------------------------------------------------------------------
6.   Included Leases for which the Scheduled
     Payments are payable semi-annually
                                                               10%
--------------------------------------------------------------------------------------

*Based upon Primary Standard Industrial Classification Code Number.

**As determined by AFG Credit Corporation in accordance with its customary procedures.